                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                               SEPTEMBER 25, 1997




                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



       DELAWARE                      0-20833                   72-1205791
(State or other jurisdiction     (Commission File              (IRS Employer
  of incorporation)                  Number)               Identification No.)


             5551 CORPORATE BOULEVARD, BATON ROUTE, LOUISIANA 70808
              (Address of principal executive offices and zip code)


                                 (504) 926-1000
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

            SALE OF SENIOR SUBORDINATED NOTES. On September 25, 1997, Lamar Advertising Company (the "Company") sold $200 million aggregate principal amount of 8 5/8% Senior Subordinated Notes due 2007 (the "Notes"). The Notes were offered in a private transaction conforming with Rule 144A under the Securities Act of 1933, as amended (the "Act"). The Notes have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act. Net proceeds from the issuance of the Notes (approximately $193.9 million) were used to reduce borrowings under the Company's credit facility with a syndicate of commercial banks (the "Credit Facility").

            The form of the Notes is filed herewith as Exhibit 4.1. The Notes were issued under an Indenture dated September 25, 1997 between the Company and State Street Bank and Trust Company, as trustee, a copy of which is filed herewith as Exhibit 4.2.

            On September 25, 1997, the Company entered into an Exchange and Registration Rights Agreement with the initial purchasers of the Notes, pursuant to which the Company agreed to use its reasonable best efforts (i) to file with the Securities and Exchange Commission prior to November 24, 1997 a registration statement on Form S-4 relating to a registered exchange offer in which the holders of the Notes would have the opportunity to exchange their Notes for a like principal amount of new notes (the "Exchange Notes") that are identical in all material respects to the Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions) and to cause such registration statement to become effective prior to December 23, 1997 or (ii) under certain circumstances to file and cause to become effective a shelf registration statement that would include a prospectus under cover of which holders would be free to offer and sell their Notes from time to time. The Exchange and Registration Rights Agreement is filed herewith as Exhibit 10.1.

            AMENDMENT TO CREDIT FACILITY. In connection with the offering of the Notes, the Company has amended the Credit Facility. Such amendment is filed herewith as Exhibit 10.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits.

                  4.1   Form of 8 5/8% Senior Subordinated Notes due 2007.

                  4.2 Indenture dated September 25, 1997 between Lamar Advertising Company, certain of its subsidiaries, and State Street Bank and Trust Company, as trustee.

                  10.1 Exchange and Registration Rights Agreement dated September 25, 1997 between Lamar Advertising Company and Chase Securities Inc., Smith Barney Inc., BT Alex. Brown Incorporated and Montgomery Securities.

                  10.2 Amendment No. 2 to Credit Agreement dated as of September 12, 1997 between Lamar Advertising Company, certain of its subsidiaries, the lenders party thereto and The Chase Manhattan Bank, as administrative agent.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 30, 1997           LAMAR ADVERTISING COMPANY


                                    By: /s/ Keith A. Istre
                                       ----------------------------------------
                                       Keith A. Istre
                                       Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT                                                                            SEQUENTIAL
   NO.                     DESCRIPTION                                              PAGE NO.
-------                    -----------                                              --------
4.1          Form of 8 5/8% Senior Subordinated Notes due 2007.

4.2          Indenture dated September 25, 1997 between Lamar Advertising
             Company, certain of its subsidiaries, and State Street Bank and Trust Company, as trustee.

10.1         Exchange and Registration Rights Agreement dated September 25,
             1997 between Lamar Advertising Company and Chase Securities Inc.,
             Smith Barney Inc., BT Alex. Brown Incorporated and Montgomery
             Securities.

10.2 Amendment No. 2 to Credit Agreement dated as of September 12, 1997 between Lamar Advertising Company, certain of its subsidiaries, the lenders party thereto and The Chase Manhattan Bank, as administrative agent.